Finance Result	12 Months Ended
Sep. 30, 2024
Analysis of income and expense [abstract]
Finance Result
26.
FINANCE RESULT

	Year ended September 30,
	2024	2023	2022
Interest expense - loans	(86,215)	(117,564)	(80,219)
Interest expenses - TRA	(12,975)	—	—
Interest expense - leases	(9,402)	(5,721)	(2,417)
Amortization of transaction costs	(28,409)	(6,150)	(6,102)
Reclassification from OCI to profit or loss from cash flow hedge	(2,665)	(272)	—
Change in FV of senior notes derivative asset	3,814	18,561	(25,371)
Interest income - bank	8,036	2,397	90
Other	516	1,713	1,516
Finance cost, net	(127,300)	(107,036)	(112,503)

The increase in finance costs during the year ended September 30, 2024 compared to the year ended September 30, 2023 is predominately due to the accelerated amortization of the transaction costs related to the extinguished Senior Term Facilities Agreement. Additionally, the introduction of the TRA increased the finance cost due to the unwinding of the discounting. Conversely, interest expense on loans decreased due to the early prepayments made on the Original USD Term Loan and the Vendor Loan during the year ended September 30, 2024.